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                                                                      EXHIBIT 23







                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


    We consent to the incorporation by reference in Registration Statement No. 333-89655 of Community Shores Bank Corporation on Form S-8 of our report dated May 17, 2000, included in this Annual Report on Form 11-K of Community Shores Bank 401(k) Plan for the year ended December 31, 1999.



                                          Crowe, Chizek and Company LLP


    Grand Rapids, Michigan
    June 27, 2000